================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                January 14, 1999
                        (Date of Earliest Event Reported)


    AIRPLANES LIMITED                                   AIRPLANES U.S. TRUST
 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                        Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                    13-3521640
         (Commission File                               (IRS Employer
          Number)                                        Identification No.)


         Airplanes Limited                              Airplanes U.S. Trust
         22 Grenville Street                            1100 North Market Street
         St. Helier                                     Rodney Square North
         Jersey, JE4 8PX                                Wilmington, Delaware
         Channel Islands                                19890-0001
         (011 44 1534 609 000)                          (1-302-651-1000)
           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)



================================================================================


Item 5.           Other Events


         Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated January 14, 1999, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   AIRPLANES LIMITED


Date: January 14, 1999                             /s/ Roy M. Dantzic*
                                                   -------------------
                                                   Director and Officer


Date: January 14, 1999                             AIRPLANES U.S. TRUST


                                                   /s/ Roy M. Dantzic*
                                                   --------------------
                                                   Controlling Trustee
                                                   and Officer


                                                   *By: /s/ Patrick H. Blaney
                                                       ----------------------
                                                        Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit 99.A           -        Report to Certificateholders
Exhibit 99.B           -        Power of Attorney for Airplanes Limited
Exhibit 99.C           -        Power of Attorney for Airplanes U.S. Trust